                               CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of August 1, 2006, by and among U.S. BANK NATIONAL ASSOCIATION, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and WELLS FARGO BANK, N.A. (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                WITNESSETH THAT:

         WHEREAS, the Company, the Master Servicer, and Goldman Sachs Mortgage Company have entered into an Assignment and Assumption Agreement, dated as of August 25, 2006, relating to the sale of Mortgage Loans by Goldman Sachs Mortgage Company to the Company (the "Assignment and Assumption Agreement");

         WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Series Supplement, dated as of August 1, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2006, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2006-SA2 (collectively, as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Goldman Sachs Mortgage Company, the Company and the Master Servicer under the Assignment and Assumption Agreement and the Pooling Agreement, as applicable, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          CUSTODY OF MORTGAGE DOCUMENTS

      Section 2.1 Custodian to Act as Agent; Acceptance of Mortgage Files. The Company and the Master Servicer hereby direct the Trustee to appoint Wells Fargo Bank, N.A., as Custodian (the "Custodian"), as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

      Section 2.2 Recordation of Assignments. If any Mortgage File includes one or more assignments of the related Mortgages to the Trustee that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

      Section 2.3 Review of Mortgage Files.

            (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule"). The parties hereto acknowledge that certain documents referred to in Subsection 2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing Date, and such missing documents shall be listed as a schedule to Exhibit One.

            (b) Within 45 days after the Closing Date, the Custodian agrees, for the benefit of Certificateholders, to review each Mortgage File and to deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to
Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage Loan Schedule: (i) the loan number, (ii) the borrower name and
(iii) the original principal balance. In the event that any Mortgage Note or Assignment of Mortgage has been delivered to the Custodian by Goldman Sachs Mortgage Company in blank, the Custodian, upon the direction of the Company or the Master Servicer, shall cause each such Mortgage Note to be endorsed to the Trustee and each such Assignment of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim Certification is delivered to the Trustee. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement, the Custodian agrees, for the benefit of the Certificateholders, to review each such document, and upon the written request of the Trustee to deliver to the Trustee an updated Schedule A to the Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate. If in performing the review required by this Section 2.3 the

Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in respect of the items reviewed as described in this
Section 2.3(b), the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee.

            (c) Upon receipt of all documents required to be in the Mortgage Files, the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

         Upon receipt of written request from the Trustee, the Company or the Master Servicer, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Mortgage Files.

      Section 2.4 Notification of Breaches of Representations and Warranties. If the Custodian discovers, in the course of performing its custodial functions, a breach of a representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by Goldman Sachs Mortgage Company as set forth in the Assignment and Assumption Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

      Section 2.5 Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by delivering to the Custodian a Request for Release (in the form of Exhibit Four attached hereto or a mutually acceptable electronic form) and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File.

         Upon receipt of a Request for Release from the Master Servicer, signed by a Servicing Officer, stating that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

         From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a Request for Release certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. All Mortgage Files so released to the Master Servicer shall be held by it in trust for the Trustee for the use and benefit of all present and future Certificateholders. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian an updated Request for Release signed by a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Immediately upon receipt of any Mortgage File returned to the Custodian by the Master Servicer, the Custodian shall deliver a signed acknowledgment to the Master Servicer, confirming receipt of such Mortgage File.

         Upon the request of the Master Servicer, the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File.

      Section 2.6 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE III

                            CONCERNING THE CUSTODIAN

      Section 3.1 Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

         The Master Servicer shall promptly notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise shall no longer be capable of registering and recording Mortgage Loans using MERS. In addition, the Master Servicer shall (i) promptly notify the Custodian in writing when a MERS Mortgage Loan is no longer registered with and recorded under MERS and (ii) concurrently with any such deregistration of a MERS Mortgage Loan, prepare, execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

      Section 3.2 Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

      Section 3.3 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

      Section 3.4 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

      Section 3.5 Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer, Goldman Sachs Mortgage Company and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee, at the direction of the Master Servicer and the Company, may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer, Goldman Sachs Mortgage Company or the Company.

         Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company, Goldman Sachs Mortgage Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

      Section 3.6 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 3.7 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV

                          COMPLIANCE WITH REGULATION AB

      Section 4.1 Intent of the Parties; Reasonableness. The parties hereto acknowledge and agree that the purpose of this Article IV is to facilitate compliance by the Company with the provisions of Regulation AB and related rules and regulations of the Commission. The Company shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the parties hereto acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Company in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. The Custodian shall cooperate reasonably with the Company to deliver to the Company (including any of its assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Company to permit the Company to comply with the provisions of Regulation AB.

      Section 4.2 Additional Representations and Warranties of the Custodian.

            (a) The Custodian hereby represents and warrants that the information set forth under the caption "Pooling and Servicing Agreement--Custodial Arrangements" (the "Custodian Disclosure") in the Prospectus Supplement dated [Date of ProSupp] relating to the Certificates does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (b) The Custodian shall be deemed to represent to the Company as of the date hereof and on each date on which information is provided to the Company under Section

4.3 that, except as disclosed in writing to the Company prior to such date: (i) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its Custodian obligations under this Agreement or any other Securitization Transaction as to which it is the custodian; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it; and (iii) there are no affiliations, relationships or transactions relating to the Custodian with respect to the Company or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the Securitization Transaction contemplated by the Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

            (c) If so requested by the Company on any date following the Closing Date, the Custodian shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party. Any such request from the Company shall not be given more than once each calendar quarter, unless the Company shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

      Section 4.3 Additional Information to Be Provided by the Custodian. For so long as the Certificates are outstanding, for the purpose of satisfying the Company's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Company in writing of any material litigation or governmental proceedings pending against the Custodian that would be material to Certificateholders, and (b) provide to the Company a written description of such proceedings. Any notices and descriptions required under this Section 4.3 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event. As of the date the Company or Master Servicer files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 4.3, if any, is materially correct and does not have any material omissions unless the Custodian has provided an update to such information.

      Section 4.4 Report on Assessment of Compliance and Attestation. On or before March 15 of each calendar year, the Custodian shall:

            (a) deliver to the Company a report (in form and substance reasonably satisfactory to the Company) regarding the Custodian's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Company and signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Five hereto; and

            (b) deliver to the Company a report of a registered public accounting firm reasonably acceptable to the Company that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

      Section 4.5 Indemnification; Remedies.

            (a) The Custodian shall indemnify the Company, each affiliate of the Company, the Master Servicer and each broker dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i) (A) any untrue statement of a material fact contained or alleged to be contained in the Custodian Disclosure and any information, report, certification, accountants' attestation or other material provided under this
Article IV by or on behalf of the Custodian (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

               (ii) any failure by the Custodian to deliver any information, report, certification, accountants' attestation or other material when and as required under this Article IV.

            (b) In the case of any failure of performance described in clause
(ii) of Section 4.5(a), the Custodian shall promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

      Section 5.1 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in each case the notice will be deemed delivered when received.

      Section 5.2 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and none of the Company, the Master Servicer or the Trustee shall enter into any amendment of or supplement to this Agreement except as permitted by the Pooling

Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

      Section 5.3 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. (WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

      Section 5.4 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 5.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                       U.S. BANK NATIONAL ASSOCIATION,
                                               as Trustee

U.S. Bank Corporate Trust Services             By:_____________________________
EP-MN-WS3D                                     Name:
60 Livingston Avenue                           Title:
St. Paul, Minnesota 55107
Attn: Structured Finance/RFMSI 2006-SA2

Address:                                       RESIDENTIAL FUNDING MORTGAGE
                                               SECURITIES I, INC.

8400 Normandale Lake Boulevard                 By:_____________________________
Suite 250                                      Name:  Christopher Martinez
Minneapolis, Minnesota  55437                  Title: Vice President

Address:                                       RESIDENTIAL FUNDING CORPORATION,
                                               as Master Servicer

8400 Normandale Lake Boulevard                 By:_____________________________
Suite 250                                      Name:  Joseph Orning
Minneapolis, Minnesota  55437                  Title: Associate

Address:                                       WELLS FARGO BANK, N.A.

Document Custody                               By:_____________________________
One Meridian Crossings - Lower Level           Name:
Richfield, Minnesota  55423                    Title:

                                                             Custodial Agreement
                                                           RFMSI Series 2006-SA2

STATE OF MINNESOTA )
                   ) ss.:
COUNTY OF RAMSEY   )

         On the ______ day of August, 2006, before me, a notary public in and for said State, personally appeared ________________________________________, known to me to be an Authorized Officer of U.S. Bank National Association, a national banking association organized under the laws of the United States that executed the within instrument, and also known to me to be the person who executed such instrument on behalf of said national banking association and acknowledged to me that said national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  Notary Public

                                  ______________________________________________

[Notarial Seal]

                                                             Custodial Agreement
                                                           RFMSI Series 2006-SA2

STATE OF MINNESOTA )
                   ) ss.:
COUNTY OF HENNEPIN )

         On the ______ day of August, 2006, before me, a notary public in and for said State, personally appeared Christopher Martinez, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed such instrument on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  Notary Public

                                  ______________________________________________

[Notarial Seal]

                                                             Custodial Agreement
                                                           RFMSI Series 2006-SA2

STATE OF MINNESOTA )
                   ) ss.:
COUNTY OF HENNEPIN )

         On the ______ day of August, 2006, before me, a notary public in and for said State, personally appeared Joseph Orning, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed such instrument on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  Notary Public

                                  ______________________________________________

[Notarial Seal]

                                                             Custodial Agreement
                                                           RFMSI Series 2006-SA2

STATE OF MINNESOTA )
                   ) ss.:
COUNTY OF HENNEPIN )

         On the _____ day of August, 2006, before me, a notary public in and for said State, personally appeared _______________________________ known to me to be a ________________________________________of Wells Fargo Bank, N.A., a
national banking association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  Notary Public

                                  ______________________________________________

[Notarial Seal]

                                                             Custodial Agreement
                                                           RFMSI Series 2006-SA2

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION

                                                                 August 25, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attn: Structured Finance/RFMSI Series 2006-SA2

      Re: Custodial Agreement, dated as of August 1, 2006, by and among U.S. Bank National Association, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Wells Fargo Bank, N.A. Mortgage Pass-Through Certificates, Series 2006-SA2

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original lost note affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                               WELLS FARGO BANK, N.A.

                                               By:_____________________________
                                               Name:
                                               Title:

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                     ________________ ____, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attn: Structured Finance/RFMSI Series 2006-SA2

      Re: Custodial Agreement, dated as of August 1, 2006, by and among U.S. Bank National Association, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Wells Fargo Bank, N.A. Mortgage Pass-Through Certificates, Series 2006-SA2

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                               WELLS FARGO BANK, N.A.

                                               By:_____________________________
                                               Name:
                                               Title:

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                         _____________ ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attn: Structured Finance/ RFMSI Series 2006-SA2

      Re: Custodial Agreement, dated as of August 1, 2006, by and among U.S. Bank National Association, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Wells Fargo Bank, N.A. Mortgage Pass-Through Certificates, Series 2006-SA2

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                               WELLS FARGO BANK, N.A.

                                               By:_____________________________
                                               Name:
                                               Title:

                                  EXHIBIT FOUR

                           FORM OF REQUEST FOR RELEASE

                                                  DATE:

TO:

      RE:   REQUEST FOR RELEASE OF DOCUMENTS

            In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,
Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                          Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

-------------------------------
Residential Funding Corporation
Authorized Signature

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

                                  Enclosed Documents:
                                  [ ] Promissory Note
                                  [ ] Primary Insurance Policy
                                  [ ] Mortgage or Deed of Trust
                                  [ ] Assignment(s) of Mortgage or Deed of Trust
                                  [ ] Title Insurance Policy
                                  [ ] Other: _________________________________

__________________________________
Name

__________________________________
Title

__________________________________
Date

                                  EXHIBIT FIVE
         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified below as "Applicable Servicing Criteria":

                                                                                       Applicable
                                  Servicing Criteria                                Servicing Criteria
------------------------------------------------------------------------------------------------------
   Reference                                  Criteria
------------------------------------------------------------------------------------------------------
                                  General Servicing Considerations
------------------------------------------------------------------------------------------------------
                    Policies and procedures are instituted to monitor any
                    performance or other triggers and events of default in
1122(d)(1)(i)       accordance with the transaction agreements.
------------------------------------------------------------------------------------------------------
                    If any material servicing activities are outsourced to
                    third parties, policies and procedures are instituted to
                    monitor the third party's performance and compliance with
1122(d)(1)(ii)      such servicing activities.
------------------------------------------------------------------------------------------------------
                    Any requirements in the transaction agreements to maintain
1122(d)(1)(iii)     a back-up servicer for the pool assets are maintained.
------------------------------------------------------------------------------------------------------
                    A fidelity bond and errors and omissions policy is in
                    effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                    required by and otherwise in accordance with the terms of
1122(d)(1)(iv)      the transaction agreements.
------------------------------------------------------------------------------------------------------
                                 Cash Collection and Administration
------------------------------------------------------------------------------------------------------
                    Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such
                    other number of days specified in the transaction
1122(d)(2)(i)       agreements.
------------------------------------------------------------------------------------------------------
                    Disbursements made via wire transfer on behalf of an
                    obligor or to an investor are made only by authorized
1122(d)(2)(ii)      personnel.
------------------------------------------------------------------------------------------------------
                    Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                    charged for such advances, are made, reviewed and approved
1122(d)(2)(iii)     as specified in the transaction agreements.
------------------------------------------------------------------------------------------------------
                    The related accounts for the transaction, such as cash
                    reserve accounts or accounts established as a form of
                    overcollateralization, are separately maintained (e.g.,
                    with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)      transaction agreements.
------------------------------------------------------------------------------------------------------
                    Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                    agreements. For purposes of this criterion, "federally
                    insured depository institution" with respect to a foreign
                    financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)       Securities Exchange Act.
------------------------------------------------------------------------------------------------------
                    Unissued checks are safeguarded so as to prevent
1122(d)(2)(vi)      unauthorized access.
------------------------------------------------------------------------------------------------------
                    Reconciliations are prepared on a monthly basis for all
                    asset-backed securities related bank accounts, including
                    custodial accounts and related bank clearing accounts.
                    These reconciliations are (A) mathematically accurate; (B)
                    prepared within 30 calendar days after the bank statement
                    cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                    someone other than the person who prepared the
                    reconciliation; and (D) contain explanations for
                    reconciling items. These reconciling items are resolved
                    within 90 calendar days of their original identification,
                    or such other number of days specified in the transaction
1122(d)(2)(vii)     agreements.
------------------------------------------------------------------------------------------------------
                    Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------

                                                                                       Applicable
                                Servicing Criteria                                  Servicing Criteria
------------------------------------------------------------------------------------------------------
   Reference                                  Criteria
------------------------------------------------------------------------------------------------------
                    Reports to investors, including those to be filed with the
                    Commission, are maintained in accordance with the
                    transaction agreements and applicable Commission
                    requirements. Specifically, such reports (A) are prepared
                    in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                    calculated in accordance with the terms specified in the
                    transaction agreements; (C) are filed with the Commission
                    as required by its rules and regulations; and (D) agree
                    with investors' or the trustee's records as to the total
                    unpaid principal balance and number of pool assets serviced
1122(d)(3)(i)       by the servicer.
------------------------------------------------------------------------------------------------------
                    Amounts due to investors are allocated and remitted in
                    accordance with timeframes, distribution priority and other
1122(d)(3)(ii)      terms set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------
                    Disbursements made to an investor are posted within two
                    business days to the servicer's investor records, or such
1122(d)(3)(iii)     other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------
                    Amounts remitted to investors per the investor reports
                    agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)      custodial bank statements.
------------------------------------------------------------------------------------------------------
                    Pool Asset Administration
------------------------------------------------------------------------------------------------------
                    Collateral or security on pool assets is maintained as
                    required by the transaction agreements or related asset                |X|
1122(d)(4)(i)       pool documents.
------------------------------------------------------------------------------------------------------
                    Pool assets and related documents are safeguarded as                   |X|
1122(d)(4)(ii)      required by the transaction agreements
------------------------------------------------------------------------------------------------------
                    Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
1122(d)(4)(iii)     conditions or requirements in the transaction agreements.
------------------------------------------------------------------------------------------------------
                    Payments on pool assets, including any payoffs, made in
                    accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than
                    two business days after receipt, or such other number of
                    days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)      accordance with the related pool asset documents.
------------------------------------------------------------------------------------------------------
                    The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid
1122(d)(4)(v)       principal balance.
------------------------------------------------------------------------------------------------------
                    Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are
                    made, reviewed and approved by authorized personnel in
                    accordance with the transaction agreements and related pool
1122(d)(4)(vi)      asset documents.
------------------------------------------------------------------------------------------------------
                    Loss mitigation or recovery actions (e.g., forbearance
                    plans, modifications and deeds in lieu of foreclosure,
                    foreclosures and repossessions, as applicable) are
                    initiated, conducted and concluded in accordance with the
                    timeframes or other requirements established by the
1122(d)(4)(vii)     transaction agreements.
------------------------------------------------------------------------------------------------------
                    Records documenting collection efforts are maintained
                    during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are
                    maintained on at least a monthly basis, or such other
                    period specified in the transaction agreements, and
                    describe the entity's activities in monitoring delinquent
                    pool assets including, for example, phone calls, letters
                    and payment rescheduling plans in cases where delinquency
1122(d)(4)(viii)    is deemed temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------------------------------
                    Adjustments to interest rates or rates of return for pool
                    assets with variable rates are computed based on the
1122(d)(4)(ix)      related pool asset documents.
------------------------------------------------------------------------------------------------------

                                                                                       Applicable
                                Servicing Criteria                                  Servicing Criteria
------------------------------------------------------------------------------------------------------
   Reference                                  Criteria
------------------------------------------------------------------------------------------------------
                    Regarding any funds held in trust for an obligor (such as
                    escrow accounts): (A) such funds are analyzed, in
                    accordance with the obligor's pool asset documents, on at
                    least an annual basis, or such other period specified in
                    the transaction agreements; (B) interest on such funds is
                    paid, or credited, to obligors in accordance with
                    applicable pool asset documents and state laws; and (C)
                    such funds are returned to the obligor within 30 calendar
                    days of full repayment of the related pool asset, or such
                    other number of days specified in the transaction
1122(d)(4)(x)       agreements.
------------------------------------------------------------------------------------------------------
                    Payments made on behalf of an obligor (such as tax or
                    insurance payments) are made on or before the related
                    penalty or expiration dates, as indicated on the
                    appropriate bills or notices for such payments, provided
                    that such support has been received by the servicer at
                    least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)      number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------
                    Any late payment penalties in connection with any payment
                    to be made on behalf of an obligor are paid from the
                    servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)     late payment was due to the obligor's error or omission.
------------------------------------------------------------------------------------------------------
                    Disbursements made on behalf of an obligor are posted
                    within two business days to the obligor's records
                    maintained by the servicer, or such other number of days
122(d)(4)(xiii)     specified in the transaction agreements.
------------------------------------------------------------------------------------------------------
                    Delinquencies, charge-offs and uncollectible accounts are
                    recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)     agreements.
------------------------------------------------------------------------------------------------------
                    Any external enhancement or other support, identified in
                    Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,
1122(d)(4)(xv)      is maintained as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------